                                                                    Exhibit 10.6




                          LFI RECEIVABLES MASTER TRUST

                $120,000,000 Floating Rate Class A Certificates,
                                  Series 1997-1

                 $15,000,000 Floating Rate Class B Certificates,
                                  Series 1997-1

                 $15,000,000 Floating Rate Class C Certificates,
                                  Series 1997-1

                               PURCHASE AGREEMENT


                                                                January 29, 1997

Chase Securities Inc.
270 Park Avenue
New York, New York 10017

Ladies and Gentlemen:

            LFI Receivables Corporation, a Delaware corporation (the "Company") and LFI Servicing Corporation, a Delaware corporation, as master servicer (the "Master Servicer"), formed a master trust, the LFI Receivables Master Trust (the "Trust"), pursuant to a Pooling Agreement, dated as of August 5, 1996, among the Company, the Master Servicer and The Chase Manhattan Bank, as trustee (the "Trustee") (as amended and restated on or about February 4, 1997, and as amended, modified or supplemented thereafter, the "Pooling Agreement") which will issue (i) $120,000,000 principal amount of its Floating Rate Class A Certificates, Series 1997-1 (the "Class A Certificates"), (ii) $15,000,000 principal amount of its Floating Rate Class B Certificates, Series 1997-1 (the "Class B Certificates") and (iii) $15,000,000 principal amount of its Floating Rate Class C Certificates, Series 1997-1 (the "Class C Certificates", and together with the Class A Certificates
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                                                                               2

and the Class B Certificates, the "Term Certificates") pursuant to the Series 1997-1 Supplement (the "Supplement") to the Pooling Agreement. The Term Certificates represent fractional undivided interests in the Trust. The assets of the Trust include, among other things, the Receivables, the Related Property, all Collections, all rights relating to the Receivables or arising therefrom, the Receivables Sale Agreement (as hereinafter defined), the Servicing Agreement (as hereinafter defined), the Collection Account, each Lockbox, each Lockbox Account and all proceeds from the foregoing. The Receivables are serviced for the Trust by the Servicers pursuant to a Servicing Agreement dated as of August 5, 1996, among the Company, the Master Servicer, the servicers party thereto (the "Servicers") and the Trustee (as amended and restated on or about February 4, 1997, and as amended, modified or supplemented thereafter, the "Servicing Agreement", and together with the Pooling Agreement and the Supplement, the "Pooling and Servicing Agreements"). Capitalized terms used and not otherwise defined herein shall have the meanings given them in the Pooling and Servicing Agreements.

            This is to confirm the agreement concerning the purchase of the Term Certificates from the Trust by Chase Securities Inc. (the "Initial Purchaser").

            The Term Certificates will be offered and sold to the Initial Purchaser without being registered under the Securities Act of 1933 (the "Securities Act"), in reliance on an exemption therefrom. The Company has prepared a preliminary offering memorandum dated January 14, 1997 (the "Preliminary Offering Memorandum"), and a final offering memorandum dated on or about January 31, 1997 (the "Final Offering Memorandum", and together with the Preliminary Offering Memorandum, the "Offering Memorandum"), setting forth or including a description of the terms of the Term Certificates, a description of the terms of Pooling and Servicing Agreements, the Receivables Sale Agreement, and the other documents relating thereto (the "Series 1997-1 Transaction Documents"), a description of the terms of the offering and a description of the Company, the Master Servicer, the Sellers and the Servicers. Copies of the
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                                                                               3


Preliminary Offering Memorandum and the Final Offering Memorandum have been delivered by the Company to the Initial Purchaser pursuant to the terms of this Agreement. Any references herein to the Preliminary Offering Memorandum, the Final Offering Memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto. The Company hereby confirms that it has authorized the use of the Offering Memorandum and the Additional Information (as hereinafter defined) in connection with the offering and resale of the Term Certificates by the Initial Purchaser in accordance with Section 3 hereof.

            1. Representations, Warranties and Agreements of the Company, the Master Servicer, the Sellers and the Servicers. Each of the Company, the Master Servicer, each Seller (as hereinafter defined) and each Servicer represents and warrants to and agrees with the Initial Purchaser that:

            (a) The Final Offering Memorandum and the Additional Information, as of their respective dates did not, and the Final Offering Memorandum and the Additional Information as of the Closing Date (as hereinafter defined) do not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made as to information contained in or omitted from the Final Offering Memorandum, as amended or supplemented, in reliance upon and in conformity with written information furnished by the Initial Purchaser specifically for use in the Final Offering Memorandum (the "Initial Purchaser's Information"). The parties acknowledge and agree that the Initial Purchaser's Information consists solely of the information included under the captions "Purchase and Plan of Distribution" and "The Initial Purchaser" in the Preliminary Offering Memorandum and the Final Offering Memorandum.

            (b) Assuming that the representations and warranties of the Initial Purchaser in Section 3 hereof are true, correct and complete and that the representations and
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                                                                               4


warranties of each subsequent transferee from the Initial Purchaser set forth in the Supplement are true, correct and complete, no registration under the Securities Act of the Term Certificates is required for their respective offer, sale and delivery by the Trust to the Initial Purchaser and by the Initial Purchaser to the initial purchasers from the Initial Purchaser, in each case in the manner contemplated by this Agreement, the Supplement and the Final Offering Memorandum, and no qualification of the Pooling Agreement in respect of the Term Certificates under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") is required.

            (c) Each Seller represents and warrants that the representations and warranties of such Seller set forth in Article IV of the Receivables Sale Agreement dated as of August 5, 1996, among the Company, the sellers named therein (the "Sellers") and the Servicers named therein (as amended and restated on or about February 4, 1997, and as amended, modified or supplemented thereafter, the "Receivables Sale Agreement") are true and correct as of the Closing Date.

            (d) The Master Servicer and such Servicer represents and warrants that the representations and warranties of the Master Servicer and such Servicer, as the case may be, set forth in Article III of the Servicing Agreement are true and correct as of the Closing Date.

            (e) The Company represents and warrants that the representations and warranties of the Company in Sections 2.03 and 2.04 of the Pooling Agreement are true and correct as of the Closing Date.

            (f) The Company, the Master Servicer, such Seller or such Servicer, as the case may be, has the corporate power and authority to execute, deliver and perform this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. No consent or authorization of, filing with, or notice to any Governmental Authority, is required in connection with the execution, delivery or performance of this Agreement by or against the Company, the Master
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                                                                               5


Servicer, such Seller or such Servicer, as the case may be, other than (i) those which have been duly obtained or made and are in full force and effect on the Closing Date and (ii) those that may be required under the state securities or "blue sky" laws in connection with the offering or sale of the Term Certificates. This Agreement has been duly executed and delivered by the Company, the Master Servicer such Seller and such Servicer, as the case may be.

            (g) This Agreement constitutes the legal, valid and binding obligation of the Company, the Master Servicer, such Seller or such Servicer, as the case may be, enforceable against the Company, the Master Servicer, such Seller or such Servicer, as the case may be, in accordance with their terms, subject (a) as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally, from time to time in effect and (b) to general principles of equity (whether enforcement is sought by a proceeding in equity or at law).

            (h) When duly authenticated by the Trustee in accordance with the Pooling Agreement and delivered and paid for pursuant to this Agreement, the Term Certificates will be duly issued and entitled to the benefits and security afforded by the Pooling and Servicing Agreements and will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

            (i) The execution, delivery and performance of this Agreement and the consummation by the Company, the Master Servicer, such Seller or such Servicer, as the case may be, of the transactions contemplated hereby do not violate any Requirement of Law or Contractual Obligation of the Company, the Master Servicer, such Seller or such Servicer, as the case may be, which, individually or in the aggregate, could reasonably be expected to have a Company Material Adverse Effect, Seller Material Adverse Effect or Servicer Material Adverse Effect, as the case may be, and will not result in, or require, the creation or imposition of any Lien on any of its properties pursuant to any such Requirement of Law or Contractual Obligation.

            (j) There are no actions, suits, investigations or proceedings at law or in equity or by or before any arbitrator, court or Governmental Authority now pending or to the knowledge of the Company, the Master Servicer, such Seller or such Servicer, as the case may be, threatened against or affecting such party or any of its respective properties, which (i) assert the invalidity of this Agreement or any of the Term Certificates, (ii) seek to prevent the issuance of any of the Term Certificates or the consummation of any of the transactions contemplated by this Agreement, (iii) seek any determination or ruling which would be reasonably likely to adversely impair the performance by the Company, the Master Servicer, such Seller or such Servicer, as the case may be, of its obligations under, or the validity or enforceability of, the Term Certificates or this Agreement, or (iv) that may adversely affect the Federal or state income, excise, franchise or similar tax attributes of the Term Certificates.

            (k) The Receivables Sale Agreement, the Pooling and Servicing Agreements and the Term Certificates conform in all material respects with the descriptions thereof contained in the Final Offering Memorandum.

            (l) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Term Certificates have been issued by the Company, the Master Servicer, any Seller, any Servicer or the Trust and are listed on any national securities exchange registered under Section 6 of the Securities Exchange Act of 1934 (the "Exchange Act"), or quoted in a United States automated inter-dealer quotation system.

            (m) None of the Company, the Master Servicer, any Seller, any Servicer nor any of their affiliates (as defined in Rule 501(b) of Regulation D) has directly, or through any agent (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with
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                                                                               7


the offering and sale of the Term Certificates under the doctrine of integration referred to in Rule 502(a) of Regulation D or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Rule 502(c) of Regulation D) in connection with the offering of the Term Certificates.

            (n) None of the Company, the Master Servicer, any Seller, any Servicer nor any of their affiliates has taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Term Certificates.

            2. Purchase by the Initial Purchaser. On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Company agrees to sell to the Initial Purchaser and the Initial Purchaser agrees to purchase from the Company, the entire principal amount of the (i) Class A Certificates at a purchase price equal to 99.9375% of the principal amount thereof, (ii) Class B Certificates at a purchase price equal to the principal amount thereof and (iii) Class C Certificates at a purchase price equal to the principal amount thereof. The Company will pay to Chase Securities Inc. a structuring and placement fee of (i) $690,625 with respect to the Term Certificates and (ii) $325,000 with respect to the VFC Certificates to be issued pursuant to the 1997-2 Supplement to the Pooling Agreement.

            The Company shall not be obligated to deliver any of the Term Certificates except upon payment for all the Term Certificates to be purchased as provided herein.

            3. Sale and Resale of the Term Certificates by the Initial Purchaser. (a) The Initial Purchaser represents and warrants to the Company that it understands that the Term Certificates have not been and will not be registered under the Securities Act and that it is purchasing the Term Certificates pursuant to the exemption from registration under the Securities Act provided by

Section 4(2) thereof. The Initial Purchaser has advised the Company that it proposes to offer the Term Certificates for resale upon the terms and conditions set forth in this Agreement, in the Supplement and in the Final Offering Memorandum. The Initial Purchaser hereby represents and warrants to, and agrees with, the Company that it (i) is a Qualified Institutional Buyer (as hereinafter defined) or Institutional Accredited Investor (as hereinafter defined), (ii)
will not solicit offers for, or offer or sell, the Term Certificates by means of any form of general solicitation or general advertising or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, (iii) will solicit offers for the Term Certificates only from, and will offer, sell or deliver the Term Certificates, as part of their initial offering, only to (A) persons in the United States whom the Initial Purchaser reasonably believes to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the Securities Act (as such rule may be amended from time to time, "Rule 144A") or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a
Qualified Institutional Buyer, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and (B) to a limited number of other institutional accredited investors ("Institutional Accredited Investors") as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act who take delivery of such Term Certificates in a minimum denomination of at least U.S. $1,000,000 and who deliver a Purchaser Letter in substantially the form attached as Annex A to the Final Offering Memorandum,
(iv) will furnish to each person purchasing the Term Certificates from it as contemplated hereby the Final Offering Memorandum and any amendment or supplement thereto and the Additional Information provided to it prior to the date hereof, (v) will not offer or sell the Term Certificates other than to persons the names of which have been supplied by it to the Company (and which persons have not been disapproved by the Company) and (vi) will obtain a Class C Transferee Letter for each purchaser of Class C Certificates.
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                                                                               9


            (b) The Initial Purchaser will not knowingly take any action with the intent of facilitating (i) the registration, listing or trading of the Class C Certificates on any national, foreign, regional, local or other stock exchange or PORTAL or (ii) the development or existence of an "over the counter" market for the Class C Certificates (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise).

            (c) As requested by the Company, the Initial Purchaser agrees to furnish to each person purchasing the Term Certificates from it, as contemplated hereby, the reports set forth on Schedule 1 hereto (the "Additional Information").

            4. Delivery of and Payment for the Term Certificates.

            (a) Delivery of and payment for the Term Certificates shall be made at the offices of Cravath, Swaine & Moore, 825 Eighth Avenue, New York, New York, or at such other place as shall be agreed upon by the Initial Purchaser and the Company, at 10:00 a.m., New York City time, on February 4, 1997, or at such other time or date, not later than three full business days thereafter, as shall be agreed upon by the Initial Purchaser and the Company (such date and time of payment and delivery being herein called the "Closing Date").

            (b) On the Closing Date, payment shall be made to the Company in same-day funds by wire transfer to such account or accounts as the Company shall specify prior to the Closing Date or by such means as the parties hereto shall agree prior to the Closing Date against delivery to the Initial Purchaser of the certificates evidencing the Term Certificates. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Initial Purchaser hereunder. Upon delivery, the Term Certificates shall be registered in such names and in such denominations as the Initial Purchaser shall request in
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                                                                              10


writing not less than two full business days prior to the Closing Date. For the purpose of expediting the checking and packaging of certificates evidencing the Term Certificates, the Company agrees to make such certificates available for inspection by the Initial Purchaser at least 24 hours prior to the Closing Date.

            5. Further Agreements of the Company. The Company agrees with the Initial Purchaser:

            (a) to furnish to the Initial Purchaser, without charge, as many copies of the Preliminary Offering Memorandum and the Final Offering Memorandum and any supplements and amendments thereto as it may reasonably request;

            (b) that prior to making any amendment or supplement to the Preliminary Offering Memorandum or the Final Offering Memorandum, the Company shall furnish a copy thereof to the Initial Purchaser and counsel to the Initial Purchaser and will not effect any such amendment or supplement to which the Initial Purchaser shall reasonably object by notice to the Company after a reasonable period of review;

            (c) that if, at any time prior to completion of the distribution of the Term Certificates by the Initial Purchaser to other purchasers any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchaser or counsel for the Company, to amend or supplement the Offering Memorandum, subject to Section 5(b), in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time it is delivered to a purchaser, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law and to furnish to the

Initial Purchaser such number of copies thereof as it may reasonably request;

            (d) that so long as the Term Certificates are outstanding and are "Restricted Securities" within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Term Certificates and prospective purchasers of Term Certificates designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered to maintain the eligibility of the Term Certificates for resale under Rule 144A under the Securities Act;

            (e) that so long as the Term Certificates are outstanding, to furnish, or cause to be furnished, to the Initial Purchaser copies of all materials furnished by the Company, the Master Servicer or the Servicers to the Trustee or to the holders of the Term Certificates pursuant to the Pooling and Servicing Agreements;

            (f) to refrain from, and to cause its affiliates to refrain from, selling, offering for sale or soliciting offers to buy or otherwise negotiating in respect of any security (as defined in the Securities Act) which could be integrated with the sale of Term Certificates in a manner which would require the registration of the Term Certificates under the Securities Act or any securities or "blue sky" laws of any jurisdiction;

            (g) to refrain from, and to cause its affiliates to refrain from, soliciting any offer to buy or offering to sell the Term Certificates by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act;

            (h) to apply the net proceeds from the sale of the Term Certificates as set forth in the Final Offering Memorandum;

            (i) to take such steps as shall be necessary to ensure that neither the Company nor the Trust shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940, and the rules and regulations of the Commission thereunder; and

            (j) that to the extent, if any, that the ratings provided with respect to the Term Certificates by Standard & Poor's Ratings Services ("S&P") or Duff & Phelps Credit Rating Co. ("DCR") are conditioned upon the furnishing of documents or the taking of any other actions by the Company, to furnish such documents and take any such other actions.

            6. Further Agreements of the Master Servicer, each Seller and each Servicer. Each of the Master Servicer, each Seller and each Servicer agrees with the Initial Purchaser:

            (a) to refrain from, and to cause its affiliates to refrain from, selling, offering for sale or soliciting offers to buy or otherwise negotiating in respect of any security (as defined in the Securities Act) that could be integrated with the sale of Term Certificates in a manner that would require the registration of the Term Certificates under the Securities Act or any securities or "blue sky" laws of any jurisdiction;

            (b) to refrain from, and to cause its affiliates to refrain from, soliciting any offer to buy or offering to sell the Term Certificates by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and

            (c) that to the extent, if any, that the ratings provided with respect to the Term Certificates by S&P and DCR are conditioned upon the furnishing of documents or the taking of any other actions by the Master Servicer, such Seller or such Servicer, as the case may be, will furnish such documents and take any such other actions.

            7. Conditions of Initial Purchaser's Obligations. The obligations of the Initial Purchaser hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company, the Master Servicer, each Seller and each Servicer contained herein, to the accuracy of the statements of the Company, the Master Servicer, each Seller and each Servicer made in any certificates delivered pursuant to the provisions hereof, to the performance by the Company, the Master Servicer, each Seller and each Servicer of their obligations hereunder, and to each of the following additional terms and conditions:

            (a) The Initial Purchaser shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Final Offering Memorandum or the Additional Information or any amendment or supplement thereto contains an untrue statement of a fact that, in the opinion of Cravath, Swaine & Moore, counsel for the Initial Purchaser, is material or omits to state a fact that, in the opinion of such counsel, is material and is necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (b) The Initial Purchaser shall have received from the Company, the Master Servicer, each Seller and each Servicer, a certificate dated the Closing Date of the Secretary or Assistant Secretary of the Company, the Master Servicer, such Seller or such Servicer, as the case may be, certifying (i) that the By-laws delivered to the Initial Purchaser on August 5, 1996, pursuant to the Series 1996-A Supplement to the Pooling Agreement are true, correct and in effect on the Closing Date, (ii) that attached thereto is a true and complete copy of the resolutions of the Board of Directors of the Company, the Master Servicer, such Seller or such Servicer, as the case may be, authorizing the execution, delivery and performance of the Series 1997-1 Transaction Documents to which it is a party, this Agreement and the transactions contemplated hereby and thereby, and in the case of the Company, authorizing the execution, sale and delivery of the Term Certificates, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect on the Closing Date, (iii) that the certificate of incorporation of the Company, the Master Servicer, such Seller or such Servicer, as the case may be, delivered to the Initial Purchaser on August 5, 1996, pursuant to the Series 1996-A Supplement to the Pooling Agreement is true, correct and in effect on the Closing Date and has not been amended since the last amendment thereto shown on the certificate of the Secretary of State of the state of incorporation delivered on August 5, 1996, pursuant to the Series 1996-A Supplement to the Pooling Agreement and (iv) as to the incumbency and specimen signature of each officer who executed, or is executing, any Series 1997-1 Transaction Documents, this Agreement or any other document delivered in connection herewith or therewith.

            (c) The Initial Purchaser shall have received copies of certificates of compliance, of status or of good standing, dated as of a recent date from the Closing Date from the Secretary of State or other appropriate authority of such jurisdiction, with respect to the Company, the Master Servicer, each Servicer and each Seller, (i) in its state of incorporation and (ii) in each state where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign corporation, except where the failure to so qualify would not have a material adverse effect on the business, operations, properties or condition (financial or otherwise) of the Company, the Master Servicer, such Servicer or such Seller, as the case may be.

            (d) The Initial Purchaser shall have received certificates dated the Closing Date of the President, Vice Chairman, Chief Financial Officer or any Vice President of the Company, the Master Servicer, each Servicer and each Seller either (i) attaching copies of all material consents, licenses and approvals required in connection with the execution, delivery and performance by the Company, the Master Servicer, such Servicer or such Seller, as the case may be, of the Pooling and Servicing Agreements, the Receivables Sale Agreement and/or this Agreement, as the case may be, and the validity and enforceability of the Pooling and Servicing Agreements, the Receivables Sale

Agreement and/or this Agreement against the Company, the Master Servicer, such Servicer or such Seller, as the case may be, and such consents, licenses and approvals shall be in full force and effect or (ii) stating that no such consents, licenses or approvals are so required, except those that may be required under state securities or "blue sky" laws.

            (e) Each of the Series 1997-1 Transaction Documents, the Term Certificates and the Offering Memorandum, all corporate proceedings and other legal matters incident to the authorization, form and validity thereof and all other legal matters relating to the Series 1997-1 Transaction Documents and the transactions contemplated thereby shall be reasonably satisfactory in all material respects to the Initial Purchaser and its counsel, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

            (f) Morgan, Lewis & Bockius LLP shall have furnished to the Initial Purchaser its written opinion, as counsel to the Company, the Master Servicer, each Seller and each Servicer, addressed to the Initial Purchaser and dated the Closing Date, as to (i) certain corporate and securities law matters, in form and substance reasonably satisfactory to the Initial Purchaser, (ii) true sale, substantive consolidation and security interest matters, in form and substance reasonably satisfactory to the Initial Purchaser, (iii) certain federal tax matters, in form and substance reasonably satisfactory to the Initial Purchaser and (iv) the effect that such counsel has participated in the preparation of the Offering Memorandum and, based on such participation, that its work in connection with such matter did not disclose any information that gave such counsel reason to believe that the Final Offering Memorandum, as of its date or as of the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (g) (i) Brooks, Pierce, McLendon, Humphrey & Leonard, L.L.P. shall have furnished to the Initial Purchaser its written opinion, as North Carolina counsel to the Company, the Master Servicer and certain of the Sellers and Servicers, addressed to the Initial Purchaser and dated the Closing Date, which shall be in form and substance satisfactory to the Initial Purchaser; (ii) Bass, Berry & Sims PLC shall have furnished to the Initial Purchaser its written opinion, as Tennessee counsel to certain of the Sellers and Servicers addressed to the Initial Purchaser and dated the Closing Date, which shall be in form and substance satisfactory to the Initial Purchaser; (iii) Hale and Dorr shall have furnished to the Initial Purchaser its written opinion, as Massachusetts counsel to certain of the Sellers and Servicers, addressed to the Initial Purchaser and dated the Closing Date, which shall be in form and substance satisfactory to the Initial Purchaser; and (iv) Raymond & Prokop, P.C. shall have furnished to the Initial Purchaser its written opinion, as Michigan counsel to certain of the Sellers and Servicers, addressed to the Initial Purchaser and dated the Closing Date, which shall be in form and substance satisfactory to the Initial Purchaser.

            (h) Cadwalader, Wickersham & Taft, as counsel to the Trustee, shall have furnished to the Initial Purchaser and the Company its written opinion, addressed to the Initial Purchaser and the Company and dated the Closing Date, which shall be in form and substance reasonably satisfactory to the Initial Purchaser.

            (i) The Initial Purchaser shall have received a letter, dated the Closing Date, addressed to the Initial Purchaser and the Board of Directors of the Company, (the "Procedures Letter") from Coopers & Lybrand LLP verifying the accuracy of such financial and statistical data contained in the Final Offering Memorandum as the Initial Purchaser shall deem advisable; provided, if any amendment or supplement to the Final Offering Memorandum made after the date hereof contains financial or statistical data, the Initial Purchaser shall have received a letter dated the date of such amendment or supplement and addressed to the

Initial Purchaser confirming the Procedures Letter and providing additional comfort on such new data.

            (j) Each of the Company, the Master Servicer, each Seller and each Servicer shall have furnished to the Initial Purchaser a certificate, dated the Closing Date, of its Chairman of the Board, its President or a Vice President and its chief financial officer stating that (i) such officers have carefully examined the Offering Memorandum and the Additional Information, (ii) as of the date hereof and the Closing Date, the Offering Memorandum and the Additional Information, did not, and do not, include any untrue statement of a material fact and did not, and do not, omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iii) to the best of his or her knowledge, as of the Closing Date, the representations and warranties of the Company, the Master Servicer, such Seller or such Servicer, as the case may be, in this Agreement are true and correct, the Company, the Master Servicer, such Seller or such Servicer, as the case may be, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and since September 30, 1996, there has been no material adverse change in the financial position or results of operation of the Company, the Master Servicer, such Seller or such Servicer, taken as a whole, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company, the Master Servicer, such Seller or such Servicer, taken as a whole, that would be material to a holder of the Term Certificates, except as set forth in the Offering Memorandum.

            (k) Each of the Company, the Master Servicer, each Seller and each Servicer shall have furnished to the Initial Purchaser such other documents and evidence with respect to the Company, the Master Servicer, such Seller or such Servicer as the Initial Purchaser may reasonably request in order to establish the proper taking of all appropriate corporate proceedings in connection with the transactions contemplated hereby and the compliance with the conditions set forth herein.

            (l) The Term Certificates shall have been given ratings by S&P and DCR, that are at least equal to the ratings required for the Term Certificates as set forth in the Final Offering Memorandum and S&P and DCR shall have delivered letters to the Company confirming such ratings.

            (m) The Initial Purchaser shall have received evidence reasonably satisfactory to it that all Trust Accounts shall have been established pursuant to the Pooling and Servicing Agreements.

            (n) Any documents (including, without limitation, financing statements) required to be filed in order (i) to perfect the sale of the Receivables by each Seller to the Company pursuant to the Receivables Sale Agreement and (ii) to create, in favor of the Trustee, a perfected ownership/perfected first security interest in the Trust Assets under the Pooling Agreement with respect to which an ownership/security interest may be perfected by a filing under the UCC or other comparable statute shall, in each case, have been properly prepared and filed in the manner required by the laws of each appropriate jurisdiction, and such filings shall be the only filings required in order to perfect the sale of the Receivables to the Company under the Receivables Sale Agreement, or to the Trust under the Pooling Agreement, as the case may be. The Initial Purchaser shall have received evidence reasonably satisfactory to it of each such filing, registration or recordation and reasonably satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto.

            (o) The Initial Purchaser shall have received the results of a recent search satisfactory to the Initial Purchaser of any UCC filings (or equivalent filings) made with respect to the Company and the Sellers (and with respect to such other Persons as the Initial Purchaser deems necessary) in the states (or other jurisdictions) in which the chief executive office of the Company, the Sellers and each such other Person is located, any offices of the Company, the Sellers and each such other Person in which records have been kept relating to the Receivables and the other jurisdictions in which UCC filings (or equivalent filings) were made pursuant to the preceding subsection, together with copies of the financing statements (or similar documents) disclosed by such search, and accompanied by evidence satisfactory to the Initial Purchaser that any Liens disclosed by such search would be Permitted Liens or have been released.

            (p) The Initial Purchaser shall have received a pro forma balance sheet for the Company giving effect to all transactions occurring on or before the Issuance Date. The Initial Purchaser shall have received the consolidated balance sheets and statements of income, stockholders' equity and cash flows of the HFG Companies and their respective subsidiaries on a consolidated basis (i) as of and for the fiscal year ended December 31, 1995, audited by and accompanied by the opinion of Coopers & Lybrand LLP, independent public accountants, and (ii) as of and for the fiscal quarters ended June 30, 1996 and September 30, 1996, certified by its chief financial officer.

            (q) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on either of such exchanges or such market by the Securities and Exchange Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Initial Purchaser, impracticable or inadvisable to proceed with the sale or the delivery of the Term Certificates on the terms and in the manner contemplated by this Agreement, the Supplement and in the Final Offering Memorandum.

            (r) The Initial Purchaser shall have received a copy of the written Policies of the Sellers.

            (s) The Initial Purchaser shall have received evidence satisfactory to the Initial Purchaser of each Servicer's fidelity bond or other coverage insuring against losses through wrongdoing of its officers and employees who are involved in the servicing of Receivables, including coverage of depositor's forgery, in an amount and breadth of coverage satisfactory to the Rating Agencies and the Initial Purchaser.

            All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchaser.

            8. Termination. The obligations of the Initial Purchaser hereunder may be terminated by the Initial Purchaser, in its absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Term Certificates if, prior to that time, any of the events described in
Section 7(r) shall have occurred.

            9. Reimbursement of Initial Purchaser's Expenses. The Sellers and the Company, jointly and severally, agree to reimburse the Initial Purchaser on the Closing Date, and as invoiced on a date to occur within a reasonable time period thereafter, for the fees and expenses of its counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement, the Series 1997-1 Transaction Documents and the proposed purchase of the Term Certificates, whether or not the transactions contemplated hereby are consummated. Such reimbursement obligation shall include, without limitation, the cost of funds incurred by the Initial Purchaser in order to make payment to the Company for the Term Certificates in same-day funds.

            10. Indemnification. (a) The Company, the Master Servicer, each Seller and each Servicer shall, jointly and severally, indemnify and hold harmless the Initial Purchaser, each person, if any, who controls the Initial Purchaser within the meaning of the Securities Act, and each director, officer, employee or agent of the Initial Purchaser and such controlling person (collectively referred to for purposes of this Section 10 (other than paragraph
(b)) and Section 11 as the Initial Purchaser) from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Term Certificates), to which the Initial Purchaser may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
(i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Final Offering Memorandum or the Additional Information or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse the Initial Purchaser promptly upon demand for any legal or other expenses reasonably incurred by the Initial Purchaser in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that none of the Company, the Master Servicer, any Seller nor any Servicer shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from the Preliminary Offering Memorandum or the Final Offering Memorandum or any such amendment or supplement in reliance upon an in conformity with the Initial Purchaser's Information; and provided further that none of the Company, the Master Servicer, any Seller nor any Servicer shall be liable under the indemnity agreement in this subsection (a) with respect to the Preliminary Offering Memorandum to the extent that any such loss, claim, damage or liability of the Initial Purchaser results from the fact that the Initial Purchaser sold Term Certificates to a person as to whom it shall be established that there was not sent or given, at or prior to the time of payment by such person for such Term Certificates, a copy of the Final Offering Memorandum, as then amended or supplemented and the loss, claim, damage or liability of the Initial Purchaser results from an untrue statement or omission of a material fact that was corrected in the Final Offering Memorandum, unless such failure to deliver such documents was a result of noncompliance by the Company with Section 5(a).

            (b) The Initial Purchaser shall indemnify and hold harmless the Company, the Master Servicer, each Seller, each Servicer, each of their respective directors, officers, employees or agents and each person, if any, who controls the Company, the Master Servicer, each Seller and each Servicer within the meaning of the Securities Act (for purposes of this Section 10 (other than Section 10(a)) and Section 11 references to the Company, the Master Servicer, each Seller and each Servicer shall be interpreted as collective references to the Company, the Master Servicer, each Seller and each Servicer and their respective directors, officers, employees, agents and controlling persons), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, the Master Servicer, each Seller and each Servicer may become subject, under the Securities Act, or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Final Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Initial Purchaser's Information, and shall reimburse the Company, the Master Servicer, each Seller and each Servicer for any legal or other expenses reasonably incurred by the Company, the Master Servicer, each Seller and each Servicer in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.

            (c) Promptly after receipt by an indemnified party under this
Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent that such indemnifying party has been materially prejudiced by such failure and; provided further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, it shall notify the indemnifying party thereof, and the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel of the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 10(a) and 10(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless it obtains from the indemnified party an unconditional release of such indemnified party from all liability or claims that are the subject matter of such proceeding.

            Notwithstanding the foregoing, for so long as any Term Certificates are outstanding under the Pooling and Servicing Agreements, each Seller and each Servicer agrees that it will make no claim against the Company or the Master Servicer for contribution with respect to any indemnification obligation payable by such Seller or Servicer pursuant to this Section 10 and Section 11.

            The obligations of the Company, the Master Servicer, each Seller, each Servicer and the Initial Purchaser in this Section 10 and Section 11 are in addition to any other liability that the Company, the Master Servicer, each Seller, each Servicer or the Initial Purchaser, as the case may be, may otherwise have.

            11. Contribution. If the indemnification provided for in Section 10 is unavailable or insufficient to hold harmless an indemnified party under
Section 10(a) or 10(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, the Master Servicer, each Seller and each Servicer on the one hand and the Initial Purchaser on the other from the offering of the Term Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Master Servicer, each Seller and each Servicer on the one hand and the Initial Purchaser on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Master Servicer, each Seller and each Servicer on the one hand and the Initial

Purchaser on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Term Certificates purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total discounts and commissions received by the Initial Purchaser with respect to the Term Certificates purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Term Certificates under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Master Servicer, a Seller or a Servicer on the one hand or the Initial Purchaser on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

            The Company, the Master Servicer, each Seller, each Servicer and the Initial Purchaser agree that it would not be just and equitable if contributions pursuant to this Section 11 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 11 shall be deemed to include, for purposes of this Section 11, any reasonable legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 11, the Initial Purchaser shall not be required to contribute any amount in excess of the total discounts and commissions received by it in respect of the Term Certificates sold and distributed by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser, the Company, the Master Servicer, each Seller, each Servicer and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchaser, the Company, the Master Servicer, each Seller, each Servicer and their respective successors and the controlling persons and officers, directors, employees and agents referred to in Sections 10 and 11 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

            13. Expenses. The Company and the Sellers, jointly and severally, agree with the Initial Purchaser to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Term Certificates and any taxes payable in that connection, (b) the costs incident to the preparation and printing of the Offering Memorandum and any amendments or supplements thereto, (c) the costs of distributing the Offering Memorandum and any amendments or supplements thereto, (d) the costs of preparing, printing, reproducing and distributing the Series 1997-1 Transaction Documents and this Agreement, (e) costs for the qualification of the Term Certificates under any state securities or "blue sky" laws, including the costs of printing and mailing a preliminary and final "blue sky" survey and the reasonable fees and disbursements of counsel to the Initial Purchaser in connection therewith, (f) the fees and disbursements of the Company's, the Master Servicer's, each Seller's and each Servicer's counsel and accountants, (g) any fees charged by rating agencies for rating the Term Certificates, (h) the fees and expenses of the Trustee, any paying agent and DTC (including related reasonable fees and expenses of any counsel for such parties), (i) any Federal, state or local taxes, filing fees (including fees for Uniform Commercial Code financing statements), or other similar payments to any Federal, state or local governmental authority in connection with the offer, issuance, sale and delivery of the Securities,

(j) the fees and expenses of any special counsel to the Company, the Master Servicer, each Seller, each Servicer or other experts required to be retained by the Company, the Master Servicer, any Seller or any Servicer to provide advice, opinions or assistance in connection with the offering, issuance, sale and delivery of the Term Certificates; and (k) all other reasonable costs and expenses incident to the performance of the Company's, the Master Servicer's, each Seller's, and each Servicer's obligations hereunder that are not otherwise specifically provided for in this Section.

            14. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Master Servicer, any Seller or any Servicer and the Initial Purchaser contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Term Certificates and shall remain in full force and effect, regardless of any (i) termination or cancellation of this Agreement, (ii) any investigation made by or on behalf of any of them or any person controlling any of them or (iii) acceptance of and payment for the Term Certificates.

            15. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

            (a) if to the Initial Purchaser, shall be delivered or sent by mail or facsimile transmission and confirmed to Chase Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: Susan Voorhees, Fax Number:
      (212) 834-6564;

            (b) if to the Company, shall be delivered or sent by mail or facsimile transmission and confirmed to the address of the Company set forth in the Final Offering Memorandum, Attention: Ronald Hoffman, with a copy to the Master Servicer at the address of the Master Servicer set forth in the Servicing Agreement, Attention: Ronald Hoffman; and

            (c) if to any Seller or any Servicer, shall be delivered or sent by mail or facsimile transmission and confirmed to the address of such Seller or such Servicer, as the case may be, set forth in Schedule 4 to the Receivables Sale Agreement.

            Any such statements, requests, notices or agree ments shall take effect at the time of receipt thereof.

            16. Definitions of Certain Terms. For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange, Inc. is open for trading.

            17. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ANY CONFLICT OF LAW PRINCIPLES.

            18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

            19. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

            If the foregoing is in accordance with your understanding of the agreement among the Company, the Master

Servicer, the Sellers, the Servicers and the Initial Purchaser, kindly indicate your acceptance in the space provided for that purpose below.


                                       Very truly yours,

                                       LFI RECEIVABLES CORPORATION,


                                       by ____________________________________
                                         Name:
                                         Title:


                                       LFI SERVICING CORPORATION,


                                       by ____________________________________
                                         Name:
                                         Title:


                                       AMETEX FABRICS, INC.,
                                       Seller and Servicer,


                                       by ____________________________________
                                         Name:
                                         Title:


                                       THE BERKLINE CORPORATION,
                                       Seller and Servicer,


                                       by ____________________________________
                                         Name:
                                         Title:

                                       DREXEL HERITAGE
                                       FURNISHINGS INC.,
                                       Seller and Servicer,


                                       by ____________________________________
                                         Name:
                                         Title:


                                       DREXEL HERITAGE HOME
                                       INSPIRATIONS, INC.,
                                       Seller,


                                       by ____________________________________
                                         Name:
                                         Title:


                                       FURNISHINGS
                                       INTERNATIONAL INC.,
                                       Seller and Servicer,


                                       by ____________________________________
                                         Name:
                                         Title:


                                       HENREDON FURNITURE
                                       INDUSTRIES, INC.,
                                       Seller and Servicer,


                                       by ____________________________________
                                         Name:
                                         Title:

                                       LA BARGE, INC.,
                                       Seller and Servicer,


                                       by ____________________________________
                                         Name:
                                         Title:


                                       LEXINGTON FURNITURE
                                       INDUSTRIES, INC.,
                                       Seller and Servicer,


                                       by ____________________________________
                                         Name:
                                         Title:


                                       MAITLAND-SMITH, INC.,
                                       Seller and Servicer,


                                       by ____________________________________
                                         Name:
                                         Title:


                                       ROBERT ALLEN FABRICS, INC.,
                                       Seller and Servicer,


                                       by ____________________________________
                                         Name:
                                         Title:


                                       UNIVERSAL FURNITURE
                                       INDUSTRIES, INC.,
                                       Seller and Servicer,
                                       by ____________________________________
                                         Name:
                                         Title:


Accepted:


CHASE SECURITIES INC.,

by _____________________________
   Name:
   Title: